0JanusIntl.com Presented by: JanusIntl.com Augus 2026 JANUS INTERNATIONAL GROUP, INC. Investor Presentation

1JanusIntl.com Forward-Looking Statements Certain statements in this communication, including the estimated guidance provided under “Financial Strength” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would,” “will,” and other similar words and expressions or the negative of such terms or other similar expressions, identify forward-looking statements. The forward-looking statements contained in this communication are based on our current expectations and beliefs concerning future developments and their potential effects on us. We cannot assure you that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self-storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) general economic conditions, including the capital and credit markets, and adverse macroeconomic conditions, including unemployment, inflation, supply chain constraints, tariffs and trade restrictions, geopolitical conflicts, fluctuating interest rates, changes in consumer practices due to slower economic growth, and regional or global liquidity constraints; (v) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; (vi) risks related to our share repurchase program; (vii) the risk that we will not be able to successfully integrate and develop Kiwi II Construction into our operations; (viii) inability to realize expected benefits and efficiencies from our cost-savings initiatives and restructuring activities; and (ix) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward- looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and any subsequent Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC.

2JanusIntl.com Non-GAAP Financial Measures Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Please see Appendix, which includes definitions of non-GAAP measures and metrics used in this presentation and reconciliations of non-GAAP measures to the most directly comparable GAAP measure. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income, and Net Leverage Ratio are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes these non-GAAP financial measures provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, these non-GAAP financial measures provide useful measures for period-to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Adjusted Net Income is defined as net income as adjusted for the corresponding tax-adjusted add-backs shown in the Adjusted EBITDA reconciliation. Adjusted Diluted EPS is defined as Adjusted Net Income divided by the diluted weighted average number of shares outstanding. Free Cash Flow is calculated by subtracting capital expenditures from cash provided by operating activities. Free Cash Flow Conversion of Adjusted Net Income is calculated as free cash flow divided by Adjusted Net Income. Net Leverage Ratio is defined as the ratio of our consolidated senior secured indebtedness reduced by cash to our trailing four-quarter consolidated Adjusted EBITDA. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA and Inorganic Revenue forward-looking guidance for 2026 included in this communication in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non-cash, material and/or non-recurring expenses or benefits, legal settlements or other matters, and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results, and amounts excluded from these non-GAAP measures in future periods could be significant. Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Diluted EPS, Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income, and Net Leverage Ratio should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP measures rather than the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income. These limitations include that the non-GAAP financial measures: exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; exclude non-recurring items (i.e., the extinguishment of debt); and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

3JanusIntl.com COMPANY OVERVIEW

4JanusIntl.com FOUNDED IN 2002, Janus is a leading global manufacturer and provider of turnkey self-storage, commercial, and industrial building solutions.

Janus at a Glance

By the Numbers[1]

$902M
Revenue

10,000+
Active Customers

17.1%
Adj. EBITDA Margin[2]

~130%
Free Cash Flow Conversion[2]

1,500+
Employees[3]

2.7x
Net Leverage[2]

Attractive Position in Well-Structured Markets

Self-Storage (New Construction and Restore, Rebuild, Replace ("R3")):

- Provider of end-to-end solutions, from early design to facility buildout to repair, upgrade, technological advancements and modernization
- Industry leader, expanding scale in existing markets and leveraging innovative solutions
- Global footprint across North America, Europe and Australia

Commercial & Other:

- Increasing share in growing market for commercial doors
- Terminal maintenance capabilities

Structural Demand Drivers

Self-Storage demand driven by recurring life events

- Recurring life events drive usage: dislocation, disaster, divorce, death, decluttering and distribution
- Elevated occupancy rates drive new capacity additions
- Industry consolidation and average age of facilities >20 years drives R3 activity

Commercial & Other

- eCommerce driving growing conversion of existing brick and mortar to warehousing and distribution
- LTL trucking terminal maintenance

Source: Janus Management
Notes: 1. For the trailing twelve-month period ended July 4, 2026 as reported in the Company's annual and quarterly filings, as applicable. 2. Adjusted EBITDA Margin, Free Cash Flow Conversion and Net Leverage are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation. 3. Excludes contract workers.

JANUS INTERNATIONAL GROUP
JanusIntl.com 5

6JanusIntl.com Market Leader Leader in the attractive self-storage market with structural drivers supporting long-term industry demand Investment Highlights Global Reach Diversified solutions provider with a global network of manufacturing and installation capabilities Expansion Engine Adjacent markets provide opportunities to fuel future growth Tech Advantage Unique technology offerings present recurring revenue opportunity Trusted Partner Strong customer relationships and integration across full project lifecycles Financial Strength Solid balance sheet and robust cash flow generation

Sales Channel Overview and Fundamentals

New Construction

High Facility Occupancy Rates

- Currently > 90%[1]
- Historical ~ 85%

Well-Capitalized Owners

- REITs
- Institutional investors

Growing Small Business Use

Restore, Rebuild, Replace (R3)

Age of Existing Facilities

- Average facility > 20 years old

Consolidation

- Self-Storage M&A
- 3rd party managed facilities

Opportunities for new technology


Self-Storage
Mix: 70.2%
43.9%
29.8%
26.3%
$902M
LTM Revenue

Commercial & Other

Variety of offerings that touch multiple end markets

Greater Use = Shorter Life = More Frequent Replacement

LTL Trucking Terminal Maintenance

Notes: 1. Source: Public filings for PSA, CUBE, SMA, NSA and EXR.

JANUS INTERNATIONAL GROUP
JanusIntl.com
7

Solutions Portfolio by Sales Channels

Self-Storage – New Construction and R3

Products

INTERIOR FACILITY OFFERINGS:

- Roll-up and swing doors
- Movable additional storage structures
- Mezzanine systems
- Hallway systems
- Nokē product line

EXTERIOR FACILITY OFFERINGS:

- Buildings and building components
- Roofing solutions
- Access control systems

Services

- Facility planning and assessments
- Installation and support services
- Renovations and replacements
- Unit remix / reconfigurations
- Maintenance services

Commercial & Other

Products

- Commercial sheet doors
- Medium-duty roll-up doors
- Heavy-duty roll-up doors
- Rolling steel doors
- Motor operators
- Carports & sheds

Services

- LTL trucking terminal maintenance services
- Dock door & bay repairs
- Installation and support services

JanusIntl.com 8

9JanusIntl.com GO-TO-MARKET OVERVIEW

10JanusIntl.com Self-Storage Market Fundamentals • 12.6% of U.S. households utilize self-storage, up from 9.0% in 2005(1) • 19.0 month average length of stay, up 1.1% year-over-year(2) Public Self-Storage REIT Same-Store YOY Revenue Growth(3) Notes: 1. 2025 SSA Self-storage Demand Study. MSM Self-Storage Almanac Self-Storage Demand Study, 2023. 2 . Source: Storable Q2 2026 Self-Storage Industry Pulse. 3. Source: Public filings for PSA, CUBE, SMA and EXR. 4. Source: Yardi Matrix. Structural demand drivers for self-storage are not fully dependent on market, mainly arising from recurring life events such as dislocation, divorce, decluttering, disaster, death and distribution Favorable Tailwinds for R3 ActivityIncreasing Awareness and Length of Stay High Occupancy Rates Support New Construction • 90%+ occupancy rates(3) • Operating above ~85% historical average • 65% of facilities are 20+ years old(4) • Continued Industry consolidation drives R3 activity 4.9% 2.7% 2.7% -3.4% -0.5% 4.5% 5.2% 6.6% 6.7% 7.7% 7.9% 5.8% 3.2% 1.9% 0.8% 13.7% 14.5% 3.9% -0.2% 0.3% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025

Full Lifecycle Partner to Self-Storage Developers

Highly integrated with customers at each phase of a project across the planning, construction, security, and renovation

Facility Planning

- Integrated in customer planning cycles
- Delivers design consultation and industry-leading architectural network
- Critical to optimizing unit economics

Facility plan



Construction

- Industry leading self-storage products
- Robust building solutions and trusted GC and installation network
- Speed and reliability of construction



Access Control

- Industry leading access control technology platform
- New construction and retrofit
- Attractive recurring revenue opportunity



Restore, Rebuild, Replace (R3)

- Replace damaged or end-of-life products
- Remix to optimize facility economics
- Renovate to refresh / rebrand locations



✓ Integrated into the facility planning / renovation process, where Janus' products are spec'd-in (often on a sole source basis)

✓ Trusted network of GCs and installers who specialize in Janus solutions ensure projects are completed with speed and reliability

✓ R3 platform serves as the "one-stop-shop" to revitalize, enhance, and improve the economics of aging self-storage assets

JANUS INTERNATIONAL GROUP
JanusIntl.com 11

Provider of Self-Storage Solutions for New Facilities

Developers Partner with Janus for Quality and Reliability

- Leveraging favorable industry reputation to increase content within self-storage facilities through design-build businesses
- Installation of Janus' interior products is typically the final action before a self-storage unit can generate rental income
- High cost of failure and small portion of overall facility cost results in customers placing a premium on efficiency and reliability
- Low incentive to switch suppliers, sole source arrangements

Janus Focuses on Value-Added Sales

- Janus provides value-added services, such as site pre-work planning, site drawings, installation, project management, and 3rd party security
- Janus differentiates itself through on-time delivery, efficient installation, best-in-class service, and a reputation for high quality products
- Purchase decisions at the large institutional accounts is driven in large part by value-added services and installation

Example of Self-Storage CapEx Breakout (New Build)



Interior Systems & Components
10%
JANUS
Other (e.g., Paving
15%
Roofing
20%
BETCO
Structure / Building
25%
Labor
30%

Janus Sales Breakdown (2025A)[1]



13%
87%
Value-Added Self-Storage Sales
Material Only Self Storage Sales

Note: 1. Value-added sales include material, freight, and installation sales; material only includes material and freight sales.

JANUS INTERNATIONAL GROUP
JanusIntl.com 12

13JanusIntl.com Interior Solutions for Self-Storage Janus offers a full-suite of products, solutions, and value-added services1 2 3 4 5 6 7 8 9 10 11 12 13 14 1518 16 Nokē AppNokē Ion16 17 Mezzanine Systems Hallway SystemsHardware & Accessories 6 87 Swing Doors4 Movable Additional Storage Structures5 Internal Hallway Soffit Ceiling Systems and Integrated Light FixturesLocker Systems9 10 Diamond Plate Wainscotting 13 Door LocksFiller Panels11 12 Galvanized Angles and Mitered Corner Guard Non-Structural Unit Partitions 14 15 Roll-Up Doors1 Faux Doors2 Faux Windows3 Not Shown in Diagrams Products Systems and Components Security Solutions Value-Added Services Nokē smart lock systems provide wireless access control and security technologies to self-storage operators Pre-Work Visit & Measuring General Contracting Site Drawings Project Management Installation 3rd Party Security Nokē Accessories18 17 7

14JanusIntl.com Exterior Solutions for Self-Storage Janus has extensive solutions for self-storage and other steel buildings Metal-Over-Metal RetrofitTear-Off & Replacement Flex Space 5 Single-Story Buildings Buildings & Components Roofing Solutions Smart Buildings Climate Controlled Multi-Story Buildings Boat & RV Storage Roofing, Siding & Partition Walls 15Replacement Parts 5 Framing Components Steel Decking & Accessories Nokē ScreenNokē Pad Security Solutions Value-Added Services Pre-Work Visit & Measuring General Contracting Site Drawings Project Management Installation 3rd Party Security FencingGates Exterior Solutions 1 2 1 2 3 3 4 4 5 6 5 6 7 7 8 8 14 15 10 11 1 12 13 14 15 10 11 13 12 Moveable Additional Storage Structures Relocatable Unit9 9

15JanusIntl.com Self-Storage Building Capabilities BRAND OFFERING Self-storage building engineering, design, manufacturing and construction Self-storage design-build services and manufacturing of select steel components CUSTOMER BASE Focus on smaller, regional players Largely institutional developers ASSORTMENT FOCUS Premier quality offerings; focus on single story buildings High-quality offerings; multi-story construction specialists GEOGRAPHICAL FOCUS Coast-to-Coast Robust design-build, metal building and component manufacturing capabilities Two Brands, Differentiated Solutions Building Offerings • Single-story buildings • Multi-story buildings • Pre-engineered metal buildings • Conversions and mezzanine systems • Boat & RV storage • Climate-controlled • Business flex space • Portables

Nokē™ Smart Entry

Industry-leading smart security solution redefining the self-storage experience and driving recurring revenue opportunities

Highlights

Efficiency & Savings
Labor automation savings
Maximize digital transaction
Automate site checks and move ins

Advantaged Security
Significantly reduces break ins
Unit level security solutions
Suspicious behavior intelligence

Superior Insights
Unit level data
Customer usage trends

Enhanced Customer Experience
No codes or keys
Digital key sharing

nokē smart entry – no key. no problem. – BY JANUS INTERNATIONAL Offers an End-to-End Security-as-a-Service Platform

Products



- Patented smart locks and access control products
- Industry exclusive hardwired smart locking system
- Wireless battery powered solutions; dual technology offering supported by NFC

Software



- Digital products for tenants, site managers and enterprise portfolios
- Apple and Google apps allow for seamless access
- AI-supported software experience designed for self-storage use cases

Integration, Implementation Data & Analytics



- Seamless customer workflow integration with largest partner ecosystem network
- Full service onboarding, installation and maintenance

✓ Reduces operating costs for self-storage facility owners by enhancing security and streamlining labor needs

✓ SaaS model with stable recurring revenue and high customer retention

JANUS INTERNATIONAL GROUP
JanusIntl.com 16

R3 – Restore, Rebuild, Replace

Janus developed the R3 category for self-storage and is uniquely positioned to upgrade facilities through its differentiated platform

R3 Capabilities

- **Facility Planning & Assessment**
  - Evaluate existing conditions and develop a strategic renovation plan
- **Exterior & Interior Renovations**
  - Modernize curb appeal and interiors to attract and retain tenants
- **Door & Hallway System Replacements**
  - Upgrade aging components with new systems built to last
- **Unit Conversions & Reconfigurations**
  - Optimize layouts to meet market demand
- **Movable Additional Storage Structures**
  - Increase facility capacity by optimizing unused space

Demand Drivers

- **Continued industry consolidation**
  - Highly fragmented market
  - Third party managed facilities
  - Continued REIT consolidation
- **High ROIC on renovations**
  - Upgrades support rate increases and occupancy gains
- **Age of existing facilities[1]**



14%
14%
37%
21-25
26-30
30+

~65% of Self-Storage installed base is over 20 years old

***Maximize ROI** by transforming underused facilities*

***Modernize appearance** to attract new tenants*

***Expand capacity** without the cost of building new*

Notes: 1. Source: Yardi Matrix

JANUS INTERNATIONAL GROUP
JanusIntl.com 17

Commercial Door Market Opportunity







Market Dynamics

***Estimated Market Size*[1]** **$9B+**

***Expected Growth Rate*[1]** **Low Single Digits**

Favorable Demand Drivers

- Continued commercial construction with focus on efficiency and security
- Investment in warehouse and distribution networks
- Variety of offerings that touch multiple end markets

Go-To Market Approach


Distribute through conveniently located facilities
Partner with architects to secure product specifications
Provide a robust suite of commercial door solutions

Note: 1. Source: ResearchAndMarkets

JANUS INTERNATIONAL GROUP
JanusIntl.com 18

19JanusIntl.com Supplier of Commercial Door Solutions Rolling Steel Doors • Commercial applications • Pre-engineered buildings • Quick installation and versatile fit APPLICATIONS AND HIGHLIGHTS • Applications demanding greater durability • Heavy industrial applications Commercial Sheet Doors Motor Operators • Residential or commercial applications • Developing a comprehensive solutions offering • Variety of designs and features for a broad range of applications • Operators available for various types of doors Carports and Sheds Our Commercial Brands: APPLICATIONS AND HIGHLIGHTS APPLICATIONS AND HIGHLIGHTS APPLICATIONS AND HIGHLIGHTS

20JanusIntl.com GROWTH STRATEGY

21JanusIntl.comI l G.R.O.W. Strategy Ramp Adoption of Smart Security Solutions Capitalize on existing customer relationships to drive further penetration of Nokē in self-storage Outperform in Commercial Markets Further develop product offering and utilize leading scale and global footprint to take share in highly fragmented commercial door market Greater Penetration of Self-Storage Expand design-build services, increase facility content, and leverage differentiated R3 capabilities to increase share Win Through Strategic, Accretive Acquisitions Continue to source, evaluate, and execute on strategic M&A to expand product and solutions offering G R O W Executing a focused strategy to expand share, scale technology and security solutions, and create long-term value

Further Penetration of Self-Storage End Markets

Expand Design-Build Services and Facility Content

- Strengthen presence as a provider of self-storage buildings and exterior solutions
- Continue to add new products and solutions to the portfolio to refine end-to-end offering
- Deepen collaboration across design-build and core business to capture cross-sell opportunities

BETCO kiwiII



Drive Performance of International Business

- Build on continued momentum in the international business as global self-storage expands
- Refine product offering and go-to-market approach to better serve customers
- Selectively expand into additional geographies with favorable market conditions


Crewe, UK
Wroclaw, Poland
Paris, France
Sydney, Australia
Melbourne, Australia
Manufacturing Center
Corporate Office
Distribution Coverage

Leverage Differentiated R3 Capabilities

- Continue to invest in and expand R3 offerings to meet customer needs and position Janus as a long-term strategic partner
- ~65% of facilities are 20+ years old, anchoring a durable R3 opportunity
- Capitalize on industry consolidation as larger operators integrate acquired assets

Substantial Non-Institutional Base(2)


38%
62%
Public REITs
Other Customers

REITs

Public Storage, Extra Space Storage, CubeSmart self storage, U-Haul, SmartStop Self Storage

Note: 1. Based on Yardi Matrix data comprising a representative universe of ~30,000 facilities; 2. U.S. market share by square footage. Represents Public REITs include Public Storage, Extra Space, CubeSmart, SmartStop and U-Haul

JANUS INTERNATIONAL GROUP
JanusIntl.com 22

Nokē™ Growth Strategy

Provide Enterprise Grade Products at Attractive Prices

2018
Acquisition of Nokē by Janus

2020
Launched Nokē ONE and Nokē Pad to address the significant self-storage retrofit opportunity

2024
Launched Nokē Ion, a lower cost inside the door, magnetic, hardwired smart locking system

2026
Introduced Nokē Infinitē, a dual-technology powered lock utilizing Bluetooth and NFC

Growing Install Base Drives Recurring Revenue



34% CAGR
101,000
166,000
276,000
365,000
458,000
501,000
2021
2022
2023
2024
2025
2Q 2026

Note: Total Units is defined as the total number of Nokē keypads (PAD or SCREEN) and Nokē locks (VOLT, ONE or ION).

Smart Security Growth Potential

~55,000	×	~400	×	~$200	=
U.S. Self-Storage Facilities		Average # of Units / Facility		Potential Nokē $ Content / Unit [1]	

~$4.4B Total Market Opportunity [2]

Note: 1. Approximate based on selling prices of Nokē Ion product line; 2. Reflects R3 opportunity only

Factors Driving Adoption & Supporting Growth

OPERATOR VALUE
- **Reduce facility labor and operating costs**
- **Improve facility security and tenant satisfaction**
- Enable new "data driven" applications and pricing optimization
- Competitive differentiation to capture premium rental rates

CUSTOMER DEMAND
- Improve facility experience and tenant satisfaction
- Enhanced unit security and safety with remote monitoring
- 24-hour unit access and ability to easily share key

GO TO MARKET
- Cross-sell Nokē on every opportunity through broader Janus sales team
- Continue to drive awareness and adoption through marketing & training
- Expand into new markets internationally

JANUS INTERNATIONAL GROUP
JanusIntl.com 23

24JanusIntl.com Nokē Recurring Revenue Opportunity Unlocking long-duration revenue by scaling the smart access platform across software, data and new markets Services tailored for self-storage to deliver operating efficiency and superior tenant experience Access Control Expanded Security Data Analytics Adjacent Markets Future Potential Additional unit and site level products and 24/7 monitoring service to deter, detect and respond to risk Access Control Expanded Security Adjacent Services New Verticals Future Potential(1) Facility and building management products, services and workflow automation Expansion into commercial use cases (warehousing, third-party logistics sites, garage door operators) TODAY: ~$5M annualized recurring revenue as of YE 2025 Note: 1. Relative sizes are illustrative and not drawn to scale.

25JanusIntl.com Increase Share in the Commercial Market Strategically Position Distribution Footprint Target Strategic Partners and Secure Product Specifications Refine and Expand Product Offering • Continue to identify, develop and manage high-value commercial customers • Partner with architects to secure specifications and build industry presence • Offer detailed specs • Offer AIA-approved courses for certifications • Establish Janus as a “one-stop shop” for commercial door solutions • Leverage manufacturing expertise to supply high-quality offerings and complementary products • Fire doors • Motor operators • Carports and sheds • Utilize strategic locations to better serve customers and expand geographically • Cartersville, GA • Temple, GA • Mt. Airy, NC • Houston, TX • Explore targeted geographic expansion opportunities (Rolling Steel Capabilities) 2017 2020 2021 Launch of Full Commercial Product Line with Rolling Steel (New End Markets & Customers) 2024 Opened Mt. Airy, NC Distribution Center

26JanusIntl.com Pursue Strategic, Accretive Acquisitions Track record of identifying, executing and integrating acquisitions to support strategic growth Technology & Transformative Adjacent & Bolt-On Janus 2025 Revenue $884M AREAS OF FOCUS Self-Storage Solutions Warehousing Systems Commercial / Loading Docks Technology / Wireless Solutions Service and Preventative Maintenance Highly Accretive, Capital-Efficient M&A Strategy Robust Pipeline of M&A Targets • Diversification into attractive adjacencies • Leverage existing infrastructure to drive strong returns with limited incremental capital • Geographic expansion and highly accretive bolt- on acquisitions • Technological innovation in both software and hardware Highlights of M&A Activity Since 2016 Australasia Australia G&M Stor-More

27JanusIntl.com Capital-Efficient Model Drives Strong Free Cash Flow1 Capital-Efficient Operating Model • Moderate capital expenditure requirements relative to revenue • Scalable manufacturing, distribution, and service infrastructure • Disciplined working capital management supports strong cash conversion Disciplined, Accretive M&A Strategy • Focus on targeted acquisitions in core markets, adjacencies and technology • Leverage existing customer relationships, manufacturing footprint, and distribution network • Minimal incremental capital required to integrate and scale acquisitions Strong Free Cash Flow1 & Returns Profile • High conversion of earnings into free cash flow • Limited reinvestment needed to support organic and acquisitive growth • Attractive returns on invested capital through disciplined acquisition multiples and synergy realization Leverages Existing Platform & Infrastructure Organic Growth and Disciplined M&A Low Incremental Capital Requirements Strong Free Cash Flow Generation Reinvestment into Growth & Returns Janus combines its scalable operating platform with disciplined M&A, enabling growth with low capital intensity and consistent free cash flow conversion1 1. Free Cash Flow and Free Cash Flow Conversion of Adjusted Net Income are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation. 2.6% 0.9% 1.8% 2.1% 2.9% FY 2021A FY 2022A FY 2023A FY 2024A FY 2025A Historical Capex as a % of Revenue

28JanusIntl.com FINANCIAL OVERVIEW

29JanusIntl.com Financial Strength Consistent top-line performance and profitability ($ in millions) Adj. EBITDA and Margin(1)Revenue Notes: 1. Adjusted EBITDA and Adjusted EBITDA Margin are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Company’s latest filings with the SEC as well as the Appendix of this presentation. * FY 2026E represents the midpoint of guidance. $750 $1,020 $1,066 $964 $884 $935 $0 $200 $400 $600 $800 $1,000 $1,200 FY 2021A FY 2022A FY 2023A FY 2024A FY 2025A FY 2026E* $148 $227 $286 $209 $168 $160 19.8% 22.3% 26.8% 21.6% 19.0% 17.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0 $50 $100 $150 $200 $250 $300 FY 2021A FY 2022A FY 2023A FY 2024A FY 2025A FY 2026E* Adj. EBITDA Adj. EBITDA Margin

30JanusIntl.comI l Strong Balance Sheet & Liquidity Enable Financial Flexibility Balanced Capital Allocation Approach Acquisitions • Track record of identifying, executing, and integrating acquisitions to support strategic growth • Highly accretive M&A strategy • Acquired Kiwi II Construction in January 2026 Share Repurchases • Repurchased 3.2 million shares for $17.6M in 2026 YTD (including commissions and excise taxes) • $63.1 million remaining under share repurchase authorization at quarter end Organic Growth • Invest in key growth initiatives • Further penetrate self-storage market and utilize scale and footprint to increase share in commercial door market • Drive adoption of smart security solutions through NokēTM platform Debt Management • Completed repricing of First Lien Term Loan in 1Q 2026, reducing interest rate from SOFR +250 bps to SOFR +200 bps 2 1 3 4 Solid Free Cash Flow1 Generation 1. Free Cash Flow, Free Cash Flow Conversion of Adjusted Net Income and Net Leverage are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the Appendix of this presentation. ($ in millions) Strong Net Leverage1 Profile

31JanusIntl.com Market Leader Leader in the attractive self-storage market with structural drivers supporting long-term industry demand Investment Highlights Global Reach Diversified solutions provider with a global network of manufacturing and installation capabilities Expansion Engine Adjacent markets provide opportunities to fuel future growth Tech Advantage Unique technology offerings present recurring revenue opportunity Trusted Partner Strong customer relationships and integration across full project lifecycles Financial Strength Solid balance sheet and robust cash flow generation

32JanusIntl.com APPENDIX

Experienced Management Team



Ramey Jackson
Chief Executive Officer

Joined Janus in 2002
25+ yrs. of industry experience
Prior experience:
DBCI, ATLAS, Georgia Power



Anselm Wong
Executive Vice President &
Chief Financial Officer

Joined Janus in 2022
25+ yrs. of experience
Prior experience:
GE Digital, Honeywell, resideo



Morgan Hodges
Executive Vice President

Joined Janus in 2002
25+ yrs. of industry experience
Prior experience:
DBCI



Vic Nettie
Executive Vice President –
Corporate Operations

Joined Janus in 2002
25+ yrs. of industry experience
Prior experience:
DBCI



Elliot Kahler
General Counsel and
Corporate Secretary

Joined Janus in 2018
10+ yrs. of experience
Prior experience:
EraclidesGelman, Carroll Weiss



David Vanevenhoven
Chief Accounting Officer

Joined Janus in 2023
15+ yrs. of experience
Prior experience:
MIRION, Fleet Farm, KPMG



Rebecca Castillo
Vice President of Human
Resources

Joined Janus in 2016
25+ yrs. of experience
Prior experience:
BrightView, ValleyCrest, SC



Jason Williams
President, Janus
International Group LLC

Joined Janus in 2025
15+ yrs. of experience
Prior experience:
FORTUNE BRANDS, ASSA ABLOY

JANUS INTERNATIONAL GROUP
JanusIntl.com 33

Distinct Portfolio and Offering

	Janus International Group(1)	Janus International Europe	nokē smart entry (no key. no problem. By Janus International)	BETCO	Kiwi II Construction Inc.	Access Control Technologies by Janus International	AstaAmerica by Janus International	Terminal Maintenance and Construction (TMS)
Solutions	Roll-up doors Swing doors Hallway systems Movable additional storage structures Commercial sheet doors Facility planning and assessments Installation and support services Renovations and replacements Conversions and expansions	Roll-up doors Swing doors Hallway systems Mezzanines External units Lockers, locks and latches Unit partitions Facility planning and assessments Installation and support services Renovations and replacements	Nokē Ion Nokē One Nokē Pad Nokē Screen Nokē Elevate Mobile App	Buildings Roofing solutions Building components Consultation Drafting & design Installation Conversions and expansions	Buildings Multi-story buildings Conversions & mezzanine systems Engineering & design Installation	Access control systems Surveillance & alarm systems Structured cabling Low voltage system design Installation Service & maintenance	Rolling steel doors Sheet doors Motor operators Carports & sheds Fire doors High-performance doors	Dock door & bay repairs Preventative maintenance Unit door & latch repairs General facility repairs Concrete & asphalt work Fencing & gate repairs
Sales Channel								
Self-Storage – New Construction	X	X	X	X	X	X		
Self-Storage – R3	X	X	X	X				
Commercial & Other	X			X		X	X	X

Notes: 1. Janus International Group includes the DBCI brand.

JANUS INTERNATIONAL GROUP
JanusIntl.com 34

35JanusIntl.com Nokē Case Study — Superior Storage Longview CHALLENGE: When a Janus Customer began developing their self-storage facility in Longview, Texas, the bar was high to build the best facility in the city. And they knew that would require something different, especially with challenging occupancies. SOLUTION: The implementation of Nokē Smart Entry and smart-locking technology at facility entry points and on all individual unit doors has allowed Superior Storage Longview to adopt a virtual management model requiring zero on-site staff. RESULT: With the implementation of Nokē and the remote model, Superior Storage has seen: • A roughly 50% reduction in labor costs; • Near-zero break-in and theft claims; • Reduced property insurance and higher occupancy and rental rates.

R3 Case Study — Lockaway Storage

CHALLENGE: A Janus customer had an aging portfolio of self-storage assets driving inconsistent tenant experiences, security vulnerabilities, and limited revenue growth. Large portions of underutilized outdoor parking constrained overall performance, resulting in low revenue per square foot and inefficient land use.

SOLUTION: A targeted upgrade of 38 facilities was implemented, including the installation of Nokē smart lock and access control systems and selective door replacements to improve security and customer experience. Underperforming outdoor parking areas were converted into MASS drive-up units, unlocking additional rentable space without requiring ground-up development.

RESULT: With the implementation of these upgrades, the portfolio has seen:

- Increased rental rates and more rapid lease-up
- **190%+ increase** in revenue per square foot
- **~ $300K in tax savings** through cost segregation

TURNING AGING FACILITIES INTO HIGH-PERFORMING ASSETS

R3 JANUS INTERNATIONAL GROUP

CASE STUDY:
LOCKAWAY STORAGE



JANUS INTERNATIONAL GROUP
JanusIntl.com 36

Adjusted EBITDA* Reconciliation

(In millions, except percentages)

	Trailing Twelve-Months Ended	Year Ended				
	July 4, 2026	January 3, 2026	December 28, 2024	December 30, 2023	December 31, 2022	January 1, 2022
Net Income	$ 33.2	$ 53.8	$ 70.4	$ 135.7	$ 107.7	$ 43.8
Interest expense, net	33.0	36.8	49.6	60.0	42.0	32.9
Income taxes	16.3	21.7	29.9	47.1	37.6	6.5
Depreciation	14.2	12.9	12.0	9.3	7.9	6.4
Amortization	40.7	33.2	32.0	29.8	29.7	31.6
EBITDA*	**$ 137.4**	**$ 159.3**	**$ 193.9**	**$ 281.9**	**$ 224.9**	**$ 121.2**
Restructuring (income) expenses	6.5	3.5	(2.9)	1.2	—	—
Impairment	0.7	0.7	12.0	—	—	—
Loss on extinguishment and modification of	2.1	—	1.7	3.9	—	—
Acquisition expense (income)	6.7	4.2	3.5	(1.4)	0.8	—
Loss (gain) on extinguishment of debt	–	—	—	—	—	2.4
COVID-19 related expenses	–	—	—	—	0.1	1.3
Transaction related expenses	–	—	—	—	—	10.4
Facility relocation	–	—	—	—	0.6	1.1
Share-based compensation	–	—	—	—	—	5.2
Severance and transition costs	–	—	—	—	0.5	—
Change in fair value of contingent consideration	–	—	—	—	—	0.7
Change in fair value of derivative warrant liabilities	–	—	—	—	—	5.9
Other	0.6	0.5	0.3	—	—	—
Adjusted EBITDA*	**$ 154.0**	**$ 168.2**	**$ 208.5**	**$ 285.6**	**$ 226.9**	**$ 148.2**
Net Income Margin	3.7%	6.1%	7.3%	12.7%	10.6%	5.8%
Adjusted EBITDA Margin*	17.2%	19.0%	21.6%	26.8%	22.3%	19.8%

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

JANUS INTERNATIONAL GROUP
JanusIntl.com 37

Free Cash Flow Conversion*

(In millions, except percentages)

	Trailing Twelve-Months Ended	Year Ended				
	July 4, 2026	January 3, 2026	December 28, 2024	December 30, 2023	December 31, 2022	January 1, 2022
Cash flow from Operating Activities	$ 100.4	$ 139.5	$ 154.0	$ 215.0	$ 88.5	$ 74.8
Less: Purchases of property, plant and equipment	(17.9)	(25.5)	(20.1)	(19.0)	(8.8)	19.9
Plus one-time proceeds of sale/leaseback	—	—	—	—	—	9.6
Free Cash Flow*	**$ 82.5**	**$ 114.0**	**$ 133.9**	**$ 196.0**	**$ 79.7**	**$ 64.6**
Non-GAAP Adjusted Net Income[(1)]*	$ 63.8	$ 83.4	$ 104.6	$ 160.6	$ 131.2	$ 94.8
Free Cash Flow Conversion of Non-GAAP Adjusted Net Income*	129%	137%	128%	122%	61%	68%

1. Trailing Twelve-month Adjusted Net Income for the period ended July 4, 2026 consists of the sum of Adjusted Net Income, of $22.6, $15.6, $1.7 and $23.9 for the periods ended September 27, 2025, January 3, 2026, April 4, 2026 and July 4, 2026, respectively.

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

JANUS INTERNATIONAL GROUP
JanusIntl.com 38

Net Leverage Ratio*

(In millions, except ratios)

	July 4, 2026	April 4, 2026	January 3, 2026	December 28, 2024	December 30, 2023	December 31, 2022	January 1, 2022
Note payable - First Lien	$ 549.6	$ 551.0	$ 551.0	$ 598.5	$ 623.4	$ 714.3	$ 722.4
Less: Cash	127.0	112.0	194.4	149.3	171.7	78.4	13.2
Net Debt*	**$ 422.6**	**$ 439.0**	**$ 356.6**	**$ 449.2**	**$ 451.7**	**$ 635.9**	**$ 709.2**
Net Income[(1)]	$ 33.2	$ 43.2	$ 53.8	$ 70.4	$ 135.7	$ 107.7	$ 43.8
Adjusted EBITDA*[(2)]	$ 154.0	$ 162.8	$ 168.2	$ 208.5	$ 285.6	$ 226.9	$ 148.2
Long-Term Debt to Net Income	16.6	12.8	10.2	8.5	4.6	6.6	16.5
Non-GAAP Net Leverage Ratio*	2.7	2.7	2.1	2.2	1.6	2.8	4.8

1. Trailing Twelve-months Net Income for the period ended July 4, 2026 consists of the sum of Net Income as reported in the Company's Quarterly and Annual Reports, as applicable of $15.2, $7.1, $0.2 and $10.7 for the periods ended September 27, 2025, January 3, 2026, April 4, 2026 and July 4, 2026, respectively. Trailing Twelve-months Net Income for the period ended April 4, 2026 consists of the sum of Net Income as reported in the Company's Quarterly and Annual Reports, as applicable of $20.7, $15.2, $7.1 and $0.2 for the periods ended June 28, 2025, September 27, 2025, January 3, 2026 and April 4, 2026, respectively. Net Income for the years ended January 3, 2026, December 28, 2024, December 30, 2023, December 31, 2022 and January 1, 2022 is Net Income as reported in the Company's Annual Report on Form 10-K as applicable.
2. Trailing Twelve-months Adjusted EBITDA for the period ended July 4, 2026 consists of the sum of Adjusted EBITDA as reported in the Company's Quarterly or Annual Reports, as applicable of $43.6, $37.2, $33.0 and $40.2 for the three month periods ended September 27, 2025, January 3, 2026, April 4, 2026 and July 4, 2026, respectively. Trailing Twelve-months Adjusted EBITDA for the period ended April 4, 2026 consists of the sum of Adjusted EBITDA as reported in the Company's Quarterly or Annual Reports, as applicable of $49.0, $43.6, $37.2 and $33.0 for the three month periods ended June 28, 2025, September 27, 2025, January 3, 2026 and April 4, 2026, respectively. Adjusted EBITDA for the years ended January 3, 2026, December 28, 2024, December 30, 2023, December 31, 2022 and January 1, 2022 is Adjusted EBITDA as reported in the Company's Annual Report on Form 10-K as applicable.

*Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis.

JANUS INTERNATIONAL GROUP
JanusIntl.com 39